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Exhibit 23.1

INDEPENDENT AUDITORS' CONSENT

        We consent to the incorporation by reference in Registration Statement No. 333-47485 of Scheid Vineyards Inc. on Form S-8 of our report dated February 28, 2003 appearing in this Annual Report on Form 10-KSB of Scheid Vineyards Inc. for the year ended December 31, 2002.

/s/ DELOITTE & TOUCHE LLP Los Angeles, California March 28, 2003

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  Exhibit 23.1